U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 20, 2001

                        COMMISSION FILE NUMBER:

                        ET VOILA! EUROPEAN CAFES, INC.

             (Exact name of registrant as specified in its charter)

                Nevada                                      91-1903590
          ---------------                               -----------------
(State or jurisdiction of incorporation            (I.R.S. Employer I.D. No.)
or organization


827 State Street, Suite 26                                     93101
Santa Barbara, CA
(Address of principal executive offices)                     (Zip Code)
--------------------------------------                       ----------

                   Registrant's telephone number: (805)899-1299

                             Not applicable
     ------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

Not applicable


Item 2.    Acquisition or Disposition of Assets

On or about June 20, 2001, Et Voila! European Cafes, Inc. acquired all of the assets of Celtron International, Ltd., an Irish Corporation, including but not limited to a vehicle tracking and recovery system, and the trade name and business associated with it, known as "Buddi Track," and the licensed technology, trade name and business of a fleet vehicle and recovery system known as "Mobi Track," and technology and intellectual property rights consisting of:

A technology design relating to the electronic hardware and firmware for a pre-paid mobile fixed cellular telephone that is activated by way of automated remote validation of credit-, debit- and pre-paid cards. All call charges are automatically debited against the end-user account and settled within 24 hours of cost incurred.

The electronic hardware and software management system utilized to do automated validation and debiting of credit-, debit- and pre-paid cards utilized on the pre-paid mobile fixed cellular telephone systems from a centralized location.

The technology design relating to the electronic hardware and firmware of a combination cellular and GPS vehicle tracking system for private, commercial or heavy-duty vehicles.

The software mapping and management system utilized to remotely manage and monitor vehicles fitted with automated vehicle tracking systems.

The technology design relating to the electronic hardware and firmware of a container-tracking device designed to remotely track the movement of shipping containers without manual involvement.

The software management system utilized to remotely manage and monitor the movement of shipping containers.


The acquisition of the assets and the business opportunities which came with the assets resulted in a change in the business direction of the company, as follows:

Business-In General

The acquisition of the above-referenced assets put the company into the business of marketing vehicle locating and management systems, which, utilizing cellular, global positioning, and satellite technology, helps fleet owners manage their fleets of vehicles, and helps consumers to locate stolen vehicles. Further application of the technology has resulted in systems to track and remotely manage the movement of shipping containers.

Products and Services

Buddi Track

Buddi Track is the company's licensed vehicle recovery system, currently deployed in South Africa. The Buddi Track system uses state-of-the-art satellite based Global Positioning System for positional information and the GSM cellular network as its communications platform. The Buddi Track unit is hidden in each vehicle in a unique area. When a vehicle is reported stolen, our operations center locates the vehicle within 30 seconds, and its location is displayed on geographically correct maps every 3-5 seconds, which shows the time, date, position and speed of the vehicle, allowing authorities to recover the vehicle from its exact location. The company is interested in expanding its base beyond that of South Africa, and recently entered into a service agreement to use the Star Track satellite communications system to enable it to track vehicles throughout the continent of Africa.

Mobi Track

The Mobi Track system uses the same technology as the Buddi Track system, to allow fleet owners to track vehicles in the event of emergencies, or any time tracking is needed. It also allows the fleet owners or managers to track their entire fleets on an office personal computer. The Buddi Track systems provides:

     -    active real time tracking in 3-5 second positional updates

     -    remote parameter setting

     -    trip history and retrieval

     -    cross border tracking where cellular roaming exists

     -    routing and scheduling

     -    automated violation reporting

     -    excessive speed management

     -    accident monitoring

     -    sensor inputs

     -    device activation outputs

     -    multiple level reporting

     -    simultaneous multiple vehicle display

     -    24 hour control center backup

Forward Looking Statements

This report contains forward-looking statements. Our expectation of results and other forward-looking statements contained in this registration statement involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially from those expected are the following: business conditions and general economic conditions; competitive factors, such as pricing and marketing efforts; and the pace and success of product research and development. These and other factors may cause expectations to differ.

Patents

The Company relies primarily on a combination of trademark, copyright, and trade secret laws, employee and third-party non disclosure agreements and other methods to protect its proprietary rights. It has no patents on its technology.

Competition

The company competes with other companies which have greater financial resources and whose names are more familiar to the public. Most of our competitors currently use only cellular technology, as opposed to a global positioning (GPS) system. The company competes in South Africa with such companies as "Tracker" and "Track Ton." It will compete in the United States with the tracking system most widely used, "LoJack."

Property

The company uses office space at Unit 2 West, Momentum Business Park, 563 Old Pretoria Road, Halfway House, Pretoria, South Africa, which we believe is sufficient for our current needs and is adequately covered by insurance.
The company is the licensee of its technology.

MANAGEMENT

The members of the Board of Directors of the company serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors. The current officers, key employees and directors of the company are:

Name                   Age                   Position
----                   --                    --------------

Allen A. Harrington    44               Chief Executive Officer,
                                        Chairman, Secretary, Director

Amanda M. Harrington   43               Chief Financial Officer

Blake Turner                            Director

Marius Jordan                           Director

Allen A. Harrington. Mr. Harrington has been the Chief Executive Officer, Chairman, Secretary and Director of the company since June 20, 2001. Since 1993, when he started his career in the technology arena he headed the formation of the company that was responsible for the design of the World's first real-time Credit Card Activated and Billed Cellular Telephone. Since then, he has been involved in the Management, Sourcing, design discussions and implementation of various Technologies and products related to the cellular industry, including serving as Managing Director of various companies which include, Widget Technologies (Pty) Ltd., Orbtech Holdings Limited, Orbtech Tracking Systems (Pty) Ltd., which operations was ultimately grouped under one umbrella Celtron International (Plc) to complete the design and implementation of various electronic and software programs.

Amanda M. Harrington. Mrs. Harrington has served as the Chief Financial Officer of the company since June 20, 2001. Since 1997, she has also served as Assistant to the Chief Financial Officer of Widget Technologies (Pty) Ltd., and as bookkeeper and head of administration. From 1993 through 1997, she served as bookkeeper to Celtron Technologies, Ltd. and its subsidiaries. From 1990 through 1993, she served as an independent financial assistant. From 1979 through 1990, she was employed as an Administrative Manager in Volkskas and Absa Banks.

Blake Turner. Mr. Turner has been director of the company since June 20, 2001. He has headed the Software Systems division of Orbtech Holdings, Ltd., since 1997. He has been involved in software design and development for the past 11 years. His range of experience is vast, covering operating systems such as Microsoft Windows 3.1/95/98/NT, OS/2 and UNIX as well as embedded systems and microprocessors. Within these environments he has covered a wide variety of disciplines including image handling, communications, networking systems,
tcp/ip, internet, distributed processing and data warehousing.   He has also
served as Managing Director of Odyssey Solutions since August 1, 2000.

Marius Jordaan. Mr. Jordan has been director of the company since June 20,2001. He also serves as Managing Director of Polysord, Ltd. and has been acting as director of Orbtech Holdings, Ltd. since its inception. Mr. Jordaan completed his studies through the University of Potchefstroom where he graduated as an Attorney at Law during 1988, and has been a self employed attorney of his own law firm since then.


Item 3.    Bankruptcy or Receivership

           Not Applicable

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable

Item 5.    Other Events

Item 6.    Resignations of Registrant's Directors

On June 20, 2001, a provisional board of directors was appointed, and Agata Gotova and Jeffrey Volpe resigned as officers and directors of the company.

Item 7.    Financial Statements and Exhibits

    Not applicable

     (b)   Pro forma Financial Information.

Not applicable

     (c)   Exhibits.

     There are attached hereto the following exhibits:

     Exhibit 1. Acquisition agreement between Et Voila! European Cafes, Inc., Celtron International PLC

     Exhibit 2.    Stock Exchange Agreement

     Exhibit 3.    Resignation of Jeffrey Volpe

     Exhibit 4.    Resignation of Agata Gotova

     Exhibit 5.    Resignation of Rick Feinstein

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2001

Et Voila! European Cafes, Inc.

    Jeffrey Volpe
-----------------------------
By: Jeffrey Volpe, President



Exhibit 1. Acquisition Agreement between Et Voila! European Cafes, Inc., Celtron International PLC, dated February 13, 2001.

ASSET ACQUISITION AGREEMENT


     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 20th day of June, 2001, by and between ET VOILA! EUROPEAN CAFES, INC., a Nevada corporation (hereinafter "EVEC"), and CELTRON INTERNATIONAL LTD, an Irish Corporation, (hereinafter "Celtron"), provides as follows:


     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:

     A. Celtron is the owner of certain assets (hereinafter "the assets") described fully on Exhibit "A" attached hereto, and which may be summarized as:


          1. Licensed technology used in the application of a fleet vehicle and driver management system, known as "Mobi Track," and the trade name and business associated with "Mobi Track."

          2. Licensed technology used in the application of a vehicle tracking and recovery system, known as "Buddi Track," and the trade name and business associated with "Buddi Track."

     3. Technology charters and intellectual property rights for a technology design realting to the electronic hardware and firmware for a pre-paid mobile fixed cellular telephone that is activated by way of automated remote validation of credit-, debit- and pre-paid cards. All call charges are automatically debited against the end-user account and settled within 24 hours of cost incurred.

     4. Technology charters and intellectual property rights for the electronic hardware and software management system utilized to do automated validation and debiting of credit-, debit- and pre-paid cards utilized on the pre-paid mobile fixed cellular telephone systems from a centralized location.

          5. Any and all rights of Celtron under the License agreements between Celtron International Ltd. and Widget Technologies dated July 11, 2000; between Celtron International Ltd., Widget Technologies and Orbtech Holdings Limited, dated December 4, 2000; between Celtron International Ltd. and Widget Technologies Ltd, dated August 1, 1995; between Electronic Concepts and Widget Technologies Ltd., dated June 11, 2001; Celtron International Ltd. and Widget Technologies, Ltd., dated June 11, 2001; Widget Technologies, Ltd.; Orbtech Holdings Limited, dated June 15, 1999; and Electronic Concepts (cc) Marius Daniel Liebenberg and Celtron International, Ltd., attached hereto as Exhibits 1-7, respectively.

     B. EVEC is a California corporation, which desires to purchase the foregoing assets in exchange for 8,000,000 shares of the common stock of EVEC.

     2.  ACQUISITION OF THE ASSETS.

     In consideration of the sum of 8,000,000 shares of common stock of EVEC, CELTRON hereby transfers all right, title and interest, including good will, trade names, technology, intellectual property, trade names, patents, copyrights, equipment, and customer lists to EVEC.


     3.  CONDITIONS PRECEDENT TO EVEC'S PERFORMANCE

     This asset acquisition is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of EVEC, Celtron, and its respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Celtron shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     4.  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

     This asset acquisition is conditioned on the following:

     A. The satisfactory completion of Celtron's due diligence investigation of EVEC and its business, operations and officers and directors.

     B. EVEC shall have furnished to Celtron a copy, certified by the Secretary of EVEC, of resolutions duly adopted by the Board of Directors of EVEC which constitute all necessary corporate authorization for the consummation of the transactions contemplated by this Agreement, and minutes of the shareholder's meeting duly approving the transaction.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. EVEC shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary to such effect on the Closing Date.


     5.  REPRESENTATIONS AND WARRANTIES OF CELTRON

     Celtron hereby represents and warrants to EVEC as follows:

     A. Celtron is a corporation duly formed and validly existing and in good standing under the laws of Ireland, and is the owner of 100% of all of the assets. Celtron has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement.

     B. Celtron has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Celtron, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Celtron, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Celtron hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Celtron is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Celtron's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     E. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     F. Neither Celtron, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Celtron does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Celtron and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of Celtron.

     H. Celtron have complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     I.  Celtron represents to EVEC with respect to all of assets as follows:

          1.  That Celtron  is the owner of 100% the assets.

          2. No person or entity other than Celtron has a beneficial interest in or a right to the assets.

     6.  REPRESENTATIONS AND WARRANTIES  OF EVEC

          EVEC hereby represents and warrants as follows:

     A. EVEC is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.
     B. EVEC has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of EVEC, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. EVEC is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by EVEC hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms, subject to the approval of its shareholders.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which EVEC is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of EVEC's assets are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither EVEC, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by EVEC does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to EVEC, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of EVEC.

     H. EVEC has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     I. All of the representations and warranties herein made by EVEC are applicable to it and to each of its subsidiaries as well.

     7.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     8.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of California.

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     The parties agree to indemnify and hold the trustee harmless for any acts other than a breach of fiduciary duty, and, further, agree to waive any potential conflict of interest involving the trustee. The trustee shall not be liable for any non-performance of any party, or the resolution of any dispute between the parties. In the event of a dispute over the disbursement of cash or stock, the Trustee shall be entitled to interplead any funds and/or stock into a court of competent jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              ET VOILA! EUROPEAN CAFES, INC.


                              By__________________________________
                                   AGATA GOTOVA,
                                   Secretary



                              CELTRON INTERNATIONAL (PTY) LTD.



                              By_________________________________
                                   ALLEN HARRINGTON,
                                   President

Exhibit 2.  Stock Exchange Agreement

STOCK EXCHANGE AGREEMENT


     THIS AGREEMENT (hereinafter "the agreement"), is made and entered into as of the 19th day of June, 2001, by and between ET VOILA! EUROPEAN CAFES, INC., a Nevada corporation (hereinafter "EVEC"), and CELTRON INTERNATIONAL LTD, an Irish Corporation, (hereinafter "Celtron"), provides as follows:


     1.  RECITALS:

          This agreement is made and entered into with reference to the following facts and circumstances:

     Celtron is the owner of 70,000,000 shares of the common stock of Orbtech Holdings, Ltd., representing 70% of the Orbtech's common stock.


     B. EVEC is a California corporation, which desires to purchase the foregoing shares in exchange for 4,000,000 shares of the common stock of EVEC.

     2.  EXCHANGE OF SHARES

     In consideration of the sum of 4,000,000 shares of common stock of EVEC, CELTRON hereby transfers all right, title and interest in the shares to EVEC.


     3.  CONDITIONS PRECEDENT TO EVEC'S PERFORMANCE

     This asset acquisition is conditioned upon the following:

     A. The satisfactory completion of the parties' due diligence investigation of EVEC, Celtron, and their respective business, officers, directors and shareholders.

     B. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. Celtron shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary or Assistant Secretary to such effect on the Closing Date.

     4.  CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

     This asset acquisition is conditioned on the following:

     A. The satisfactory completion of Celtron's due diligence investigation of EVEC and its business, operations and officers and directors.

     B. EVEC shall have furnished to Celtron a copy, certified by the Secretary of EVEC, of resolutions duly adopted by the Board of Directors of EVEC which constitute all necessary corporate authorization for the consummation of the transactions contemplated by this Agreement, and minutes of the shareholder's meeting duly approving the transaction.

     C. The representations and warranties contained in this agreement shall have been true in all material respects when made, and, in addition, shall be true and correct in all material respects as of the Closing Date, except for representations and warranties specifically relating to a time or times other than the Closing Date (which shall be true and correct in all material respects at such time or times) and except for changes contemplated and permitted by this Agreement, with the same force and effect as if made as of the Closing Date. EVEC shall have performed or complied in all material respects with all terms, agreements, and covenants and conditions required by this Agreement to be performed by it or prior to the Closing Date, and shall deliver a certificate of its President and Secretary to such effect on the Closing Date.


     5.  REPRESENTATIONS AND WARRANTIES OF CELTRON

     Celtron hereby represents and warrants to EVEC as follows:

     A. Celtron is a corporation duly formed and validly existing and in good standing under the laws of Ireland, and is the owner of 100% of all of the shares. Celtron has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement.

     B. Celtron has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of Celtron, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. Neither Celtron, nor their shareholders is a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by Celtron hereunder will constitute, the valid and binding obligations of both of them, enforceable against it in accordance with their respective terms.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which Celtron is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. There are no actions, suits, proceedings, orders, investigations or claims pending or, to either Celtron's knowledge, threatened against either one of them, at law or in equity, or before any federal, state or other governmental body.

     E. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.


     F. Neither Celtron, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by Celtron does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to either Celtron and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or shares of Celtron.

     H. Celtron have complied with all laws, ordinances, regulations and orders which have application to their respective businesses, the violation of which might have a material adverse effect on their respective financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of their respective business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     I.  Celtron represents to EVEC with respect to all of shares as follows:

          1. That Celtron is the owner of 70% of the outstanding shares of Orbtech Holdings, Ltd.

          2. No person or entity other than Celtron has a beneficial interest in or a right to the shares.

     6.  REPRESENTATIONS AND WARRANTIES  OF EVEC

          EVEC hereby represents and warrants as follows:

     A. EVEC is a corporation duly formed and validly existing and in good standing under the laws of the state of California, it has all necessary corporate powers to own its properties and carry on its business as now owned and operated by it, and is in good standing in every jurisdiction in which failure to qualify would have a material adverse affect on its business and financial condition, and has the corporate power to enter into and perform this agreement, subject only to the approval of its shareholders.

     B. EVEC has the full corporate power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary corporate action on the part of EVEC, and will not contravene or violate or constitute a breach of the terms of either of its Articles of Incorporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. EVEC is not a party to, or subject to, or bound by any judgment, injunction, or decree of any court or governmental authority or agreement which may restrict or interfere with its performance of this Agreement. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by EVEC hereunder will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms, subject to the approval of its shareholders.

     C. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which EVEC is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement.

     D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

     E. All of EVEC's shares are free and clear of security interests, liens, pledges, charge and encumbrances, equities or claims, except those obligations to shareholders and others as reported on its financial statements.

     F. Neither EVEC, nor any of its officers and directors has ever been convicted of any felony or misdemeanor offense involving moral turpitude; nor have they been the subject of any temporary or permanent restraining order resulting from unlawful transactions in securities; nor are they now, or have they ever been, a defendant in any lawsuit alleging unlawful business practices or the unlawful sale of securities; nor have they been the debtor in any proceedings, whether voluntary or involuntary, filed in the U.S. Bankruptcy Court.

     G. The execution, delivery and performance of this agreement by EVEC does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, does not violate, with or without the giving of notice or the passage of time or both, any law applicable to EVEC, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or shares of EVEC.

     H. EVEC has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on their respective financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

     I. All of the representations and warranties herein made by EVEC are applicable to it and to each of its subsidiaries as well.

     7.  NOTICES

     Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at such addresses to be designated by the parties in writing.

     8.    MISCELLANEOUS PROVISIONS:

     This agreement shall be construed in accordance with the laws of the State of California.

     This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

     Each of the parties shall execute any and all documents required to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

     This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

     This agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this agreement.

     If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

     The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

     The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

     The parties agree to indemnify and hold the trustee harmless for any acts other than a breach of fiduciary duty, and, further, agree to waive any potential conflict of interest involving the trustee. The trustee shall not be liable for any non-performance of any party, or the resolution of any dispute between the parties. In the event of a dispute over the disbursement of cash or stock, the Trustee shall be entitled to interplead any funds and/or stock into a court of competent jurisdiction.


     IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

                              ET VOILA! EUROPEAN CAFES, INC.


                              By__________________________________
                                   AGATA GOTOVA,
                                   Secretary



                              CELTRON INTERNATIONAL (PTY) LTD.



                              By_________________________________
                                   ALLEN HARRINGTON,
                                   President

Exhibit 3.  Resignation of Jeffrey Volpe

     I, Jeffrey Volpe, hereby resign as an officer and director of Et Voila! European Cafes, Inc., effective immediately.

Dated: June 20, 2001           Jeffrey Volpe
                              -----------------


Exhibit 4.  Resignation of Agata Gotova

     I, Agata Gotova, hereby resign as an officer and director of Et Voila! European Cafes, Inc., effective immediately.

Dated: June 20, 2001           Agata Gotova
                              -----------------




Exhibit 3.  Resignation of Rick Feinstein

     I, Rick Feinstein, hereby resign as an officer and director of Et Voila! European Cafes, Inc., effective immediately.

Dated: June 20, 2001           Rick Feinstein
                              -----------------